EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b)  of  section  1350, chapter 63 of title 18, United States Code), the undersigned  officer  of  Bootie  Beer  Corporation, a Florida corporation (the "Company"),  does  hereby  certifies,  to  such  officer's  knowledge,  that:

The  Quarterly  Report  for  the  quarter  ended  September  30, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d)  of  the Securities Exchange Act of 1934, and the information contained in the  Form  10-QSB  fairly  presents,  in  all  material  respects, the financial condition  and  results  of  operations  of  the  Company.

Date:  May 14, 2007

/s/  Tania M. Torruella

Tania M. Torruella

Chief  Executive  Officer  and

Interim  Chief  Financial  Officer